Virtus Enhanced Short U.S. Equity ETF (Ticker: VESH) (the “Fund”),

a series of Virtus ETF Trust II (the “Trust”)

Supplement dated November 13, 2018 to the

Prospectus and Statement of Additional Information

dated November 28, 2017

Important Notice to Investors

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Fund, which is a series of the Trust. None of the other series of the Trust are being liquidated. The Board has determined that closing and liquidating the Fund is in the best interests of the Fund and its shareholders.

Prior to and through the close of trading on the NYSE Arca, Inc. (the “Exchange”) on November 27, 2018, the Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Fund holding cash and/or securities that may not be consistent with its investment objective and strategies.

The Fund will not accept creation and redemption unit orders from authorized participants after November 27, 2018. Trading on the Exchange for the shares of the Fund will be suspended prior to the open of business on Wednesday, November 28, 2018. The final date of trading on the Exchange for the Fund will be Tuesday, November 27, 2018. Shareholders may sell their holdings on or before Tuesday, November 27, 2018 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before Tuesday, November 27, 2018 will receive cash equal to the amount of the net asset value of their shares. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 4, 2018. These payments may be taxable and will include any accrued capital gains and dividends. In addition, the Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Fund to shareholders of record as of the close of trading on the Exchange on Tuesday, November 27, 2018. Please consult your tax advisor about the potential tax consequences.

For additional information regarding the liquidation, shareholders of the Fund may call (888) 383-0553.

Investors should retain this supplement for future reference.